SUPPLEMENT DATED NOVEMBER 24, 2020

TO THE PACIFIC FUNDS SUMMARY PROSPECTUS FOR

PACIFIC FUNDSSM LARGE-CAP VALUE

DATED AUGUST 1, 2020

This supplement revises the Pacific Funds Summary Prospectus for Pacific Funds Large-Cap Value dated August 1, 2020 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Effective December 1, 2020, Pacific Funds Large-Cap Value will be closed to new investors. Current shareholders of the Pacific Funds Large-Cap Value may continue to purchase shares of the Fund.

In the Principal Risks subsection, the last two sentences of Sector Risk are deleted.